Exhibit 1


                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13D

                             Dated December 19, 2007

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

      This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.


                                    BLUE HARBOUR GROUP, LP

                                       By: Blue Harbour Holdings, LLC, its
                                           general partner

                                           By:  /s/  Clifton S. Robbins
                                              ----------------------------------
                                           Name:   Clifton S. Robbins
                                           Title:  Managing Member

                                    BLUE HARBOUR STRATEGIC VALUE
                                    PARTNERS MASTER FUND, LP

                                       By: Blue Harbour GP, LLC, its general
                                           partner

                                           By:  /s/  Clifton S. Robbins
                                              ----------------------------------
                                           Name:   Clifton S. Robbins
                                           Title:  Managing Member

                                    BLUE HARBOUR INSTITUTIONAL PARTNERS
                                    MASTER FUND, L.P.

                                       By: Blue Harbour GP, LLC, its general
                                           partner

                                           By:  /s/  Clifton S. Robbins
                                              ----------------------------------
                                           Name:   Clifton S. Robbins
                                           Title:  Managing Member

                                    BLUE HARBOUR GP, LLC

                                           By:  /s/  Clifton S. Robbins
                                              ----------------------------------
                                           Name:   Clifton S. Robbins
                                           Title:  Managing Member




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                                    BLUE HARBOUR HOLDINGS, LLC

                                           By:  /s/  Clifton S. Robbins
                                              ----------------------------------
                                           Name:   Clifton S. Robbins
                                           Title:  Managing Member


                                    /s/  Clifton S. Robbins
                                    ----------------------------------
                                    Clifton S. Robbins

















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